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                                                                   Exhibit 10.20

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                              HEALTHGATE DATA CORP.
                            WARRANT FOR COMMON STOCK


                                                                  April 21, 1999


                            VOID AFTER APRIL 21, 2002

         THIS CERTIFIES that, for value received, DAIN RAUSCHER WESSELS, a division of Dain Rauscher Incorporated, or its registered assigns, is entitled to subscribe for and purchase from HEALTHGATE DATA CORP., a Delaware corporation (hereinafter called the "Corporation"), at the price of $11.45 per share (such price, as it may be from time to time adjusted as hereinafter provided, being hereinafter called the "Warrant Exercise Price"), at any time after April 21, 2000 and on or prior to April 21, 2002, up to 5460 (subject to adjustment as hereinafter provided) fully paid and nonassessable shares of Common Stock, $.01 par value (hereinafter called the "Common Stock"), of the Corporation, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant, each such other warrant and any warrant or warrants subsequently issued upon exchange or transfer hereof or thereof are hereinafter collectively called the "Warrants."

         Section 1.  EXERCISE OF WARRANT.

          (a) METHOD OF EXERCISE. The rights represented by this Warrant may be exercised by the holder hereof, in whole at any time or from time to time in part, but not as to a fractional share of Common Stock, by the surrender of this Warrant, together with a written notice of exercise (a "Notice of Exercise") and payment, at the office of the Corporation specified in or pursuant to Section 8 hereof. The Exercise Price shall be payable at the option of the holder (i) by certified check, or (ii) if the Corporation's common stock is publicly traded, pursuant to the cashless exercise provision set forth in Section 1(b).

         (b) CASHLESS EXERCISE. If at the time the Warrant is exercised, the Corporation's common stock has been publicly traded for at least thirty (30) trading days, in lieu of payment of the Exercise Price in cash, at the option of the holder, the holder may in the Notice of Exercise request a net issuance exercise, in which event, the Corporation shall issue to the holder hereof a number of shares of Common Stock equal to (A) the number of shares of Common Stock


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acquirable upon exercise in full of this Warrant (or, if applicable, the portion hereof being exercised), as at such date, multiplied by (B) the balance remaining after deducting (x) the Warrant Exercise Price, as in effect on such date, from (y) the fair market value of one share of Common Stock as at such date and dividing the result by (C) such fair market value.

         For purposes of this section (b), the fair market value of the Common Stock shall be determined as follows: if the Common Stock is listed or admitted to trading on one or more national securities exchanges, the average of the last reported sales prices per share regular way or, in case no such reported sales takes place on any such day, the average of the last reported bid and asked prices per share regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, for the thirty (30) trading days immediately preceding the date upon which the fair market value is determined (the "Determination Date"); if the Common Stock is not listed or admitted to trading on a national securities exchange but is quoted by the NASD Automated Quotation System ("NASDAQ"), the average of the last reported sales prices per share regular way or, in case no reported sale takes place on any such day or the last reported sales prices are not then quoted by NASDAQ, the average for each such day of the last reported bid and asked prices per share, for the thirty (30) trading days immediately preceding the Determination Date as furnished by the National Quotation Bureau Incorporated or any similar successor organization.

         (c) DELIVERY OF CERTIFICATES, ETC. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder, shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be treated as having become the holder of record of such shares on the date on which the Warrant was surrendered, together with a properly completed Notice of Exercise, and payment of the Warrant Exercise Price and any applicable taxes was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, such person shall be treated as having become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         Section 2. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Exercise Price as provided in Section 3, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment and subject to the provisions of Section 1, the number of shares (calculated to the nearest whole share) obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

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         Section 3. ADJUSTMENT OF PRICE UPON STOCK SPLITS, STOCK DIVIDENDS AND
REORGANIZATIONS. The adjustments provided for in this Section 3 shall be made for any events occurring on or after April 21, 1999.

         (a) SUBDIVISION OR COMBINATION OF STOCK. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         (b) STOCK DIVIDENDS. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, or rights to subscribe for Common Stock or any stock or securities convertible or exchangeable for Common Stock, any Common Stock, issuable without consideration in payment of such dividend or distribution shall be treated as having been issued or sold without consideration, and the Warrant Exercise Price shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares, as provided in paragraph (a) above.

         (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of Warrants shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the exercise of such Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Exercise Price) shall thereafter be applicable, as nearly practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such exercise rights. The Corporation will not effect any such consolidation or merger, or any sale of all or substantially all of its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to each holder of Warrants at the last address of such holder appearing on the records of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

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         (d) NOTICE OF ADJUSTMENT. Upon any adjustment of the Warrant Exercise
Price, then and in each such case the Corporation shall give written notice thereof, by first class mail postage prepaid, addressed to each holder of Warrants at the address of such holder as shown on the records of the Corporation, which notice shall state the Warrant Exercise Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (e) CERTAIN EVENTS. If any event occurs as to which in the opinion of the Board of Directors of the Corporation the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of this Warrant, in accordance with the essential intent and principles of such provisions to protect against dilution, then such Board of Directors shall in good faith make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise rights as aforesaid.

         (f) STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Warrant Exercise Price. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed; PROVIDED, HOWEVER, that this sentence shall not obligate the Corporation to register such shares under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws or to take any action to enable the sale or transfer of such shares to be made in accordance with Rule 144 under the Securities Act.

         Section 4.  NOTICES OF RECORD DATES.  In the event of

         (1) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (2) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any sale of all or substantially all the assets of the Corporation to or consolidation or merger of the Corporation with or into any other corporation, or

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         (3)      any voluntary or involuntary dissolution, liquidation or
                  winding-up of the Corporation,

then and in each such event the Corporation will give notice to the holder of this Warrant specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, sale, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, sale, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least ten (10) days and not more than ninety (90) days prior to the date therein specified.

         Section 5. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

         Section 6. INVESTMENT REPRESENTATION AND LEGEND. The holder, by acceptance of the Warrant, represents and warrants to the Corporation that it is acquiring the Warrant and the shares of Common Stock (or other securities) issuable upon the exercise hereof for investment purposes only and not with a view towards the resale or other distribution thereof and agrees that the Corporation may affix upon this Warrant the following legend:

         "NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         The holder, by acceptance of this Warrant, further agrees that the Corporation may affix the following legend to certificates for shares of Common Stock issued upon exercise of this Warrant:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         Section 7. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, upon delivery of an indemnity agreement reasonably satisfactory to the Corporation and such other terms as the Corporation may otherwise in its discretion reasonably impose (which shall, in the case of a

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mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         Section 8. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed,

         (i)      if to the holder, to

                  Dain Rauscher Wessels
                  60 South Sixth Street,   86V6
                  Minneapolis, Minnesota  55402

or at such other address as shall have been furnished to the Corporation by notice from such holder, and

         (ii)     if to the Corporation, to it at

                  HealthGate Data Corp.
                  25 Corporate Drive
                  Suite 310
                  Burlington, MA 01803
                  Attention: Chief Financial Officer

or at such other address as shall have been specified to the holder by notice from the Corporation.

         IN WITNESS WHEREOF, HEALTHGATE DATA CORP. has executed this Warrant as of the day and year first above written.

                                             HEALTHGATE DATA CORP.


                                             By: /S/ WILLIAM S. REECE
                                                 -------------------------------
                                                 William S. Reece
                                                 President and Chief Executive
                                                 Officer


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